AEMETIS

(NASDAQ: AMTX)

Aemetis signs agreement to acquire Edeniq

Accretive Transaction

May 2016

Disclaimer

This news release contains forward-looking statements, including statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts. Forward-looking statements in this news release include, without limitation, the consummation and anticipated timing for completion of the Edeniq acquisition, the impact of the Edeniq acquisition on our margin growth and our expectations for growth in the overall ethanol market. Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "will likely result," "will continue" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties. Actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to certain factors, including, without limitation, competition in the ethanol and other industries in which we operate, commodity market risks including those that may result from current weather conditions, financial market risks, customer adoption, counter-party risks, risks associated with changes to federal policy or regulation, and other risks detailed in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2015, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 and in our subsequent filings with the SEC. We are not obligated, and do not intend, to update any of these forward-looking statements at any time unless an update is required by applicable securities laws.

Non-GAAP Financial Information

We have provided non-GAAP measures as a supplement to financial results based on GAAP. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is included in the accompanying supplemental data. Adjusted EBITDA is defined as net income/(loss) plus (to the extent deducted in calculating such net income) interest expense, loss on extinguishment, income tax expense, intangible and other amortization expense, depreciation expense, and share-based compensation expense.

Adjusted EBITDA is not calculated in accordance with GAAP and should not be considered as an alternative to net income/(loss), operating income or any other performance measures derived in accordance with GAAP or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is a useful performance measure that is widely used within the industry in which we operate. In addition, management uses Adjusted EBITDA for reviewing financial results and for budgeting and planning purposes. EBITDA measures are not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison.

Edeniq Value Contribution

In order to meet the federal Renewable Fuel Standard, obligated parties are required to blend ethanol and biodiesel in increasing quantities each year

- "Conventional Biofuels" must reduce greenhouse gas emissions by 20% relative to gasoline or diesel and "Advanced Biofuels" must reduce greenhouse gas emissions by 50%
- Edeniq, a cellulosic ethanol technology company, puts Aemetis in a leadership position to produce the cellulosic advanced fuels (green bar)
- Edeniq's technology is proven and installed in 6 US ethanol plants


Existing U.S. Corn-Ethanol Production Capacity
Billions of Gallons
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
Biomass-based Diesel	0.5	0.7	0.8	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0	1.0
Non-cellulosic Advanced	0.1	0.2	0.3	0.5	0.8	1.0	1.5	2.0	2.5	3.0	3.5	3.5	3.5	4.0
Cellulosic Advanced	0.0	0.1	0.3	0.5	1.0	1.8	3.0	4.3	5.5	7.0	8.5	10.5	13.5	16.0
Conventional Biofuels	10.5	12.0	12.6	13.2	13.8	14.4	15.0	15.0	15.0	15.0	15.0	15.0	15.0	15.0

Low Carbon Fuel Standard – Biofuels Lead Carbon Reduction in California


California LCFS Carbon Credit Generation by Fuel Type, 2011-2015
Renewable Diesel
17%
Ethanol
51%
Biodiesel
17%
Fossil CNG
5%
Electricity
4%
Bio-CNG
3%
Other
0%
Fossil LNG
1%
Bio-LNG
2%

Source: Renewable Fuels Association, April 22, 2016

Edeniq Background

COMPANY

Founded in 2008

$100 million invested in developing the technology including grants from DOE and CEC

Headquarters and R&D in Visalia, CA

Sales and Field services office in Omaha, NE

TECHNOLOGY

Cellunator *mechanical pretreatment*

Pathway Enzymes *in situ conversion of cellulosic feedstock to ethanol*

Cellulosic sugars to ethanol

TRACK RECORD

$20 million revenues and $6 million EBITDA in 2015

29 Cellunators installed in 6 US Ethanol plants

Pathway enzymes commercialized in 2015

Economic Benefits from Edeniq technology

- Edeniq developed a patented milling and enzyme technology, increasing starch ethanol production by up to 4% and cellulosic ethanol production up to 2.5% from existing corn kernel fiber

Economic benefits from Edeniq Process

3 key benefits	Edeniq's Pathway Platform
More Ethanol From Corn	• Starch Accessibility • Corn Fiber to Cellulosic
More Corn Oil Production	• 15-60% More Corn Oil Recovered • Higher DDG Quality
Higher Yield or More Throughput	• Flexibility if can Process More Sugar • Optimization of Costs

60 MGY Ethanol Plant Potential Revenue Increase

+ $3 million more starch ethanol and corn oil
+ $7 million cellulosic ethanol from corn fiber (D3 RIN, LCFS, Tax Credit)

Total $10 million Potential Additional Revenue Per Year

Proven Track Record

Five Years of Operating Units


Flint Hills Fairbank 6 Units 4th year
Plymouth Energy 3 Units 4th years
Mid American 3 Units This Fall
Flint Hills Shell Rock 7 Units 1st year
Pacific Ethanol 3 Units 3 years
E Energy Adams 3 Units 6th year
Flint Hills Menlo 7 Units 1st year
Cellunator Deployment

29 Deployed Cellunator Units at US Ethanol Plants

- Mid American: 2 Units
- Pacific Ethanol: 3 Units
- E Energy Adams: 3 Units
- Flint Hills/Koch: 20 Units

Edeniq Product Platform

Up to 7% ethanol production increase at first generation plants

- Integrated platform of feedstock “shearing” and cellulose enzymes
- Substantially lower capex relative to competitors
- EPA-approved cellulosic ethanol pathway from existing corn kernel fiber
- Ethanol production increase up to 4% from existing starch



Corn
Hammermill
Cellunator equipment "shears" starch and corn kernel fiber
EDENIQ PATHWAY
Enzymes break down corn kernel fiber into sugars, boosting ethanol production yield
Existing enzyme
Mix Tank
CELLUNATOR
Liquefaction
Fermentation
Corn/ Cellulosic/ Ethanol
Water

Edeniq Core Products: Analytical Software, Cellunators and Cellulase Enzymes

Proprietary Analytical Software Demonstrates Cellulosic and Starch Ethanol Yields

Patented High-Shear Mechanical Pretreatment of Cellulosic Fiber

- Edeniq has been operating Cellunators at US plants for more than 5 years
- Cellunators pretreat biomass, increasing ethanol and oil yields at ethanol plants
- Core component of low-capex and low-cost cellulosic sugar and ethanol production

Cellulase Enzymes as part of patented process

- Convert cellulosic sugars to cellulosic ethanol


Uniformly smaller particle sizes.
No increase in fines.
Broad distribution of particle sizes.



Cellunators installed at a US ethanol plant

US Market Opportunity for Aemetis to Deploy Edeniq technology

Total Available Market (TAM)	210 Ethanol Plants
Serviceable Available Market (SAM)	120 Ethanol Plants
Dollar Opportunity for TAM and SAM per Year	TAM : $2.1 billion SAM : $1.2 billion

- Average ethanol plant is about 70 million gallons per year capacity
- Average ethanol plant potential about $10 million of additional revenue

Aemetis Strategy to Accelerate Adoption of Edeniq Technology

- Pending EPA approval of Pacific Ethanol plant in California
  - D3 RIN and $1.01 per gallon tax credit
- Plan to file for LCFS approval of cellulosic gallons
- Target 5 ethanol plants per year to implement Edeniq technology
  - New business model of revenue share with customers
    - ✓ Aemetis installs equipment, supplies enzymes and provides analytics
    - ✓ Customer shares in increased revenues from cellulosic ethanol
      - ✓ Customers also benefit from starch ethanol and corn oil
- 12-15% penetration of SAM in 3 years

Financing Update

Aemetis signed investors for $36 million EB-5 Phase I sub-debt financing at 3% interest rate

- $36 million received or committed into escrow for USCIS approval
- $23.5 million already released to Aemetis from escrow
- $12 million remaining in escrow awaiting release to Aemetis upon USCIS approval

May 2016: Aemetis launched $50 million EB-5 Phase II financing at 3% interest rate

April 2016:Third Eye Capital financing LOI for $29 million

- June 2016: Edeniq debt refinance of about $8 million up on acquisition

CALIFORNIA ENERGY INVESTMENT CENTER
Alternative Energy Investments for Our Future

3 year Roadmap for Product and Edeniq Revenues

	Current		Future	Volume Target
Ethanol	90-95%	→ Improve margins by Cellulosic Ethanol addition	40-50%	75 mgy
Renewable Jet, Diesel and Biodiesel	5-10%	→ Improve margins by deploying renewable diesel	25-35%	60-70 mgy
Edeniq	0%	→	25-35%	25-30 mgy

Aemetis is reducing ethanol industry volatility by migrating to high-growth cellulosic ethanol, distilled biodiesel and renewable jet/diesel fuel markets

Appendix

Aemetis Mission

Aemetis is an international renewable fuels and biochemicals company using patented industrial biotechnology for the conversion of first-generation ethanol and biodiesel plants into advanced biorefineries

Traditional Corn Ethanol and Vegetable Oil Biodiesel	Advanced Biofuels (Sorghum/Non-food Feedstock)	Non-Food, Low Carbon, Less Land Use - Fuels/Chemicals
PAST	PRESENT	FUTURE
		
G1	G2	G3

Aemetis Overview

- Founded in 2006 by biofuels industry veteran (co-founder Pacific Ethanol and EPM)
- $147 million revenue for 2015
- Own/operate 60 million gallon Ethanol plant in California
  - Largest biofuels refinery in California
- Own/operate 50 million gallon Distilled Biodiesel and Glycerin refinery in India
- Exclusive license to 10 granted patents on technology to produce advanced fuels
- Significant India revenue growth without large additional capital expenditures
- Licensed technologies for Cellulosic Ethanol and Renewable Jet/Diesel





Management and Board of Directors

Board of Directors

Harold Sorgenti - Former President/CEO of ARCO Chemical Company (12 years including IPO)
John Block - Former Secretary of Agriculture from 1981-86 under President Reagan
Fran Barton - Former CFO of five high tech companies with revenues above $1 billion
Dr. Steven Hutcheson - Molecular genetics founder of Zymetis, acquired in 2011 by Aemetis



Eric McAfee - Chairman and CEO

- Founder of *Aemetis (NASDAQ: AMTX)* and co-founder of *Pacific Ethanol (NASDAQ: PEIX)*
- Founding shareholder of oil production company *Evolution Petroleum (NYSE: EPM)*
- Founded seven public companies and funded twenty-five private companies as principal investor



Todd Waltz - EVP and CFO

- Joined Aemetis in 2007
- Served in senior financial management roles with Apple, Inc. for 12 years
- Ernst & Young CPA



Andy Foster - EVP and President, Aemetis Advanced Fuels

- Joined Aemetis in 2006
- Senior executive at three Silicon Valley tech companies
- Served in the George H.W. Bush White House (1989-1992) as Associate Director - Office of Political Affairs and as Deputy Chief of Staff for Illinois Governor Edgar for five years



Sanjeev Gupta - EVP and President, Aemetis International

- Joined Aemetis in 2007
- Previously head of petrochemical trading company with about $250 million of annual revenue and offices on several continents



Satya Chillara- VP, Corporate Development and Investor Relations

- 24 years of experience in the Cleantech and Semiconductor industries
- 14 year career on Wall Street as a Equity Research Analyst
- Managed $300 million product line

California Low Carbon Fuel Standard (LCFS) Created Large Market

- **Aemetis presently receives an LCFS premium of about $0.10 per gallon for ethanol sold in the California market.**
  - ➢ Corn ethanol carbon intensity (CI) score is about 70 CI
- **When Aemetis produces cellulosic ethanol, potential premiums include:**
  - ➢ **LCFS value of $0.70-$0.80 per gallon in the CA market**
  - ➢ **Federal D3 RIN value of about $1.75 per gallon**
  - ➢ **Federal $1.01/gallon tax credit for cellulosic ethanol**
    - ✓ CI score for cellulosic ethanol is in the range of 20-30



